                                  EXHIBIT 99.5

Christopher Celentino, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA  92101
Attorney for Debtor-In-Possession

                         UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF CALIFORNIA


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: MAY 2001

TO:      THE HONORABLE JUDGE MYERS
         UNITED STATES BANKRUPTCY JUDGE

         The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: June 17, 2001
                                         s/ Christopher Celentino
                                         -----------------------------------
                                         Attorney for Debtor-In-Possession

----------------------------------------------------------------------------
                       UNITED STATES DEPARTMENT OF JUSTICE
                       OFFICE OF THE UNITED STATES TRUSTEE
                         SOUTHERN DISTRICT OF CALIFORNIA
----------------------------------------------------------------------------


In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 5
FOR THE MONTH ENDING: MAY 31, 2001

                       I. CASH RECEIPTS AND DISBURSEMENTS
                             A. (GENERAL ACCOUNT *)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                                         4,629,459.78
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS                              5,152,642.29
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                            (523,182.51)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - PRE-FILING                                                               0.00
--------------------------------------------------------------------------------------- ---------------------
         ACCOUNTS RECEIVABLE - POST-FILING                                                              0.00
--------------------------------------------------------------------------------------- ---------------------
         GENERAL SALES                                                                          1,626,045.50
--------------------------------------------------------------------------------------- ---------------------
         OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees                                  51,899.57
--------------------------------------------------------------------------------------- ---------------------
         OTHER ** (SPECIFY)                                                                             0.00
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
                                            TOTAL RECEIPTS THIS PERIOD                          1,677,945.07
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                     1,154,762.56
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                              1,543,790.92
--------------------------------------------------------------------------------------- ---------------------
         (Total from Page 2)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                               (389,028.36)
--------------------------------------------------------------------------------------- ---------------------

------------------------------------------------------- -----------------------------------------------------
8.  GENERAL ACCOUNT NUMBER                              07007494381
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

* ALL RECEIPTS MUST BE DEPOSITED INTO THE GENERAL ACCOUNT

** INCLUDE THE RECEIPTS FROM THE SALE OF ANY REAL OR PERSONAL PROPERTY OUT OF THE ORDINARY COURSE OF BUSINESS; ATTACH AN EXHIBIT SPECIFYING WHAT WAS SOLD, TO WHOM, TERMS, AND DATE OF COURT ORDER OR REPORT OF SALE.

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

-----------------------------------------------------------------------------------------------------------------
   DATE      CHECK #             PAYEE                    PURPOSE               AMOUNT
-----------------------------------------------------------------------------------------------------------------
  CHECKS
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16540    Coudres Family            Rent                              40,321.79
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16541    Mission Grove Theater     Rent                              64,443.41
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16542    Mission Grove Theater     Rent                              32,355.40
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16543    Oceanside Mission Mkt     Rent                              66,947.53
                       Place
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16544    Redevelopment Agency      Rent                              82,000.00
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16545    Redevelopment Agency      Rent                              12,500.00
-----------------------------------------------------------------------------------------------------------------
  5/1/01      16546    United Title Company      Rent                               4,983.30
-----------------------------------------------------------------------------------------------------------------
  5/3/01      16547    MGM Films                 Film Payable                       1,417.06
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16548    Airborne Express          Film Transport                       527.80
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16549    All City Electrical       R & M                                326.56
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16550    American Express          Movie Ad mylars                      255.75
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16551    Armored Transport         Security                             245.69
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16552    CA Chamber of Commerce    Licenses and permits                 214.73
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16553    City of Riverside         Licenses and permits                 145.19
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16554    City of San Bernardino    Licenses and permits                 561.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16555    Continental Stock         Outside Services                     553.47
                       Transfer
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16556    CTS Net Internet Svcs     Computer                             807.56
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16557    Dan's Window Service      Repairs & Maintenance                275.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16558    DC Electronics Two        Repairs & Maintenance                215.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16559    De Lage Landen            Telephone                             69.09
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16560    Emeritus Communications   Telephone                            510.63
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16561    G Neil Direct Mail        Office Supplies                       87.20
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16562    Gold Medal Products       Repairs & Maintenance              1,433.40
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16563    Void                                  -                     -
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16564    Hyperion Solutions        Computer - Corp.                   6,804.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16565    Janitorial Maintenance    Janitorial Maintenance            16,751.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16566    JSA Publishing            Other Advertising - Corp.            345.00
                       Consultants
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16567    K Lavasany                Reimbursement                        367.90
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16568    LA Times                  Corp Paper                            18.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16569    National Screen Svc       Advertising                          140.56
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16570    Optimal Integrated Slns   Computer Supplies                     50.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16571    Pacific Bell              Telephone                             28.41
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16572    Paramount Pictures        Advertising                        2,440.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16573    Proctor Companies         Repairs & Maintenance                 42.40
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16574    Prudential                Emp. Benefits                         15.89
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16575    Prudential                Emp. Benefits                        632.44
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16576    Pure Flo Water            Water, Corp.                          17.85
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16577    Renaissance Radiology     Misc. P10                             35.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16578    Rocky Mtn Employee        Emp. Benefits                        593.75
                       Benefits
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16579    Sky Courier               Film Transport                        72.80
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16580    SO CAL Edison             Utilities                          4,726.75
-----------------------------------------------------------------------------------------------------------------




                                                                Page 3 of 17

-----------------------------------------------------------------------------------------------------------------
  5/4/01      16581    Staples                   Office Supplies                      447.62
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16582    State Compensation Ins.   Worker's Comp.                    10,111.78
                       Fund
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16583    Structural Termite and    Repairs & Maintenance                 85.00
                       Pest
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16584    Roy M Van Asch            Janitorial Maintenance             1,875.80
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16585    Verizon                   Telephone                            240.04
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16586    Waxie Sanitary Supply     Janitorial Supplies                1,021.71
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16587    K Zolna                   Reimbursement                      1,271.82
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16588    Lions Gate                Advertising                          150.00
-----------------------------------------------------------------------------------------------------------------
  5/4/01      16589    Heritage Foods            Concessions supplies               1,690.34
-----------------------------------------------------------------------------------------------------------------
  5/7/01      16590    Airguard Corona           Operating supplies                   631.64
-----------------------------------------------------------------------------------------------------------------
  5/10/01     16591    MGM Films                 Film Payable                       1,173.01
-----------------------------------------------------------------------------------------------------------------
  5/15/01     16592    Arthur Andersen           Accounting                         5,000.00
-----------------------------------------------------------------------------------------------------------------
  5/15/01     16593    Levitz, Zacks & Ciceric   Accounting & Audit                50,000.00
-----------------------------------------------------------------------------------------------------------------
  5/15/01     16594    Airguard Corona           Operating supplies                     9.03
-----------------------------------------------------------------------------------------------------------------
  5/15/01     16595    Crown Point Design and    Uniforms                           1,503.38
                       Embroider
-----------------------------------------------------------------------------------------------------------------
  5/15/01     16596    Manulife Financial        Emp. Benefits                      2,604.50
-----------------------------------------------------------------------------------------------------------------
  5/15/01     16597    Star Track                Operating supplies                   350.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16598    US Trustee                Audit & Acctng Fees                8,000.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16599    A&B Carpet Cleaning       Repairs & Maintenance                540.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16600    Airborne Express          Film Transport                       436.80
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16601    American Express          Movie Ad mylars                    2,082.50
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16602    AON Risk                  Insurance                            514.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16603    Armored Transport         Security                             906.69
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16604    Brake Water Transport     Film Transport                     1,398.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16605    City of Oceanside         Utilities                          2,773.82
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16606    City of Riverside         Utilities                         11,708.86
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16607    City of San Bernardino    Security                           2,689.89
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16608    City of San Bernardino    Licenses and Permits                  50.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16609    Continental Stock         Outside Services                     553.47
                       Transfer
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16610    CR&R                      Utilities                            713.19
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16611    Dreamworks Dist.          Advertising                        1,578.32
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16612    Globe Ticket & Label      Operating supplies                 5,659.99
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16613    Inpro Corp.               Repairs & Maintenance                130.68
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16614    JLA Credit Corporation    Trash compactor lease                779.86
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16615    Merrill Communications    Annual & Proxy Fees                  340.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16616    MGM Films                 Film Payable                       5,711.68
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16617    National Environmental    Utilities                          7,309.31
                       Waste
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16618    North County Times        Advertising                        4,696.59
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16619    Optimal Integrated Slns   Computer Supplies                     50.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16620    Pacific Bell              Telephone                          1,545.35
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16621    Paramount Pictures        Film Payable                         459.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16622    Pure Flo Water            Water, Corp.                          47.98
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16623    Reel Source               Outside Services                     350.00
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16624    R&J Fial                  Uniforms                              37.34
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16625    Rocky Mtn Employee        Emp. Benefits                        625.00
                       Benefits
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16626    Roto-Rooter Plumbers      Repairs & Maintenance                280.38
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16627    San Bernardino County Sun Advertising                        6,724.31
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16628    SDG&E                     Utilities                         11,738.33
-----------------------------------------------------------------------------------------------------------------


                                                                Page 4 of 17

-----------------------------------------------------------------------------------------------------------------
  5/21/01     16629    Solomon Friedman          Co Op Advertising                    158.97
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16630    SO CAL Edison             Utilities                         14,871.21
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16631    State Board Equalization  Licenses and Permits                 891.84
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16632    Structural Termite and    Repairs & Maintenance                170.00
                       Pest
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16633    Theatrical Distr. Svc     Advertising                           13.94
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16634    Universal                 Advertising                          292.61
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16635    Verizon                   Telephone                            102.37
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16636    Waxie Sanitary Supply     Janitorial Supplies                6,422.42
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16637    West Coast Svcs           Repairs & Maintenance                 98.79
-----------------------------------------------------------------------------------------------------------------
  5/21/01     16638    Western Municipal Water   Utilities                            390.70
                       Dist.
-----------------------------------------------------------------------------------------------------------------
  5/23/01     16639    Airgas                    Concessions supplies                 214.94
-----------------------------------------------------------------------------------------------------------------
  5/23/01     16640    Heritage Foods            Concessions supplies               1,518.49
-----------------------------------------------------------------------------------------------------------------
  5/24/01     16641    Dan Cahill                Reimbursement                         90.65
-----------------------------------------------------------------------------------------------------------------
  5/24/01     16642    CinemaStar Luxury         Petty Cash                           672.06
                       Theaters
-----------------------------------------------------------------------------------------------------------------
  5/24/01     16643    K Lavasany                Reimbursement                        341.84
-----------------------------------------------------------------------------------------------------------------
  5/24/01     16644    Manulife Financial        Emp. Benefits                      2,482.25
-----------------------------------------------------------------------------------------------------------------
  5/24/01     16645    Union Tribune             Advertising                          755.20
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16646    Airborne Express          Film Transport                       800.80
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16647    Airguard Corona           Operating supplies                   227.27
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16648    AON Risk                  Insurance                         18,472.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16649    The Cawley Company        Uniforms                             456.55
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16650    CV City Employees Federal Gift Cert. reimburse                 546.50
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16651    City of San Bernardino    Utilities                            336.60
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16652    Del Mar Office Products   Office Supplies                      101.02
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16653    Dept of Industrial        Licenses and Permits                 110.00
                       Relations
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16654    Emeritus Communications   Telephone                            633.61
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16655    Gold Medal Products       Repairs & Maintenance                154.45
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16656    Don Harnois               Reimbursement                        689.75
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16657    Janitorial Maintenance    Janitorial Maintenance            19,131.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16658    LA Times                  Advertising                           24.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16659    MGM Films                 Film Payable                         172.69
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16660    MWR San Diego             Gift Cert. reimburse                 584.50
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16661    Nat. Steel & Shipbldg     Gift Cert. reimburse                 624.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16662    Paramount Pictures        Co Op Advertising                    606.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16663    Practical Automation      Repairs & Maintenance                 15.36
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16664    The Press                 Advertising                       22,691.02
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16665    Proctor Companies         Repairs & Maintenance                412.88
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16666    Scripps Health            Gift Cert. reimburse                 664.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16667    Sky Courier               Film Transport                        91.00
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16668    Solomon Friedman          Co Op Advertising                    340.83
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16669    SO CAL Edison             Utilities                          5,987.69
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16670    Structural Termite and    Repairs & Maintenance                170.00
                       Pest
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16671    Roy M Van Asch            Janitorial Maintenance             1,875.80
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16672    Verizon                   Telephone                            309.86
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16673    Waxie Sanitary Supply     Janitorial Supplies                3,432.52
-----------------------------------------------------------------------------------------------------------------
  5/31/01     16674    Western Municipal Water   Utilities                            153.51
                       Dist.
-----------------------------------------------------------------------------------------------------------------


                                                                Page 5 of 17

-----------------------------------------------------------------------------------------------------------------
  5/31/01     16675    Heritage Foods            Concessions supplies               1,101.24
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                      613,280.05
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
WIRE TRANSFERS
-----------------------------------------------------------------------------------------------------------------
  5/1/01       239     20th Century Fox          Film Payable                      18,772.60
-----------------------------------------------------------------------------------------------------------------
  5/3/01       240     Buena Vista               Film Payable                         142.61
-----------------------------------------------------------------------------------------------------------------
  5/3/01       241     Miramax                   Film Payable                      18,632.32
-----------------------------------------------------------------------------------------------------------------
  5/3/01       242     New Line                  Film Payable                       5,459.48
-----------------------------------------------------------------------------------------------------------------
  5/3/01       243     Sony                      Film Payable                         831.78
-----------------------------------------------------------------------------------------------------------------
  5/3/01       244     Universal                 Film Payable                       8,882.81
-----------------------------------------------------------------------------------------------------------------
  5/3/01       245     USA Films                 Film Payable                       1,255.65
-----------------------------------------------------------------------------------------------------------------
  5/3/01       246     Warner Brothers           Film Payable                       2,784.48
-----------------------------------------------------------------------------------------------------------------
  5/3/01       247     Metropolitan Provisions   Concessions supplies               8,657.48
-----------------------------------------------------------------------------------------------------------------
  5/3/01       248     Pepsi-Cola                Concessions supplies               3,755.61
-----------------------------------------------------------------------------------------------------------------
  5/8/01       249     Sony Pictures             Film - Deposits                   47,000.00
-----------------------------------------------------------------------------------------------------------------
  5/9/01       250     20th Century Fox          Film Payable                      16,249.43
-----------------------------------------------------------------------------------------------------------------
  5/9/01       251     Miramax Films             Film Payable                      12,244.23
-----------------------------------------------------------------------------------------------------------------
  5/9/01       252     New Line                  Film Payable                       4,093.80
-----------------------------------------------------------------------------------------------------------------
  5/9/01       253     Paramount Pictures        Film Payable                      23,343.51
-----------------------------------------------------------------------------------------------------------------
  5/9/01       254     Sony                      Film Payable                         866.78
-----------------------------------------------------------------------------------------------------------------
  5/9/01       255     Universal                 Film Payable                       6,716.72
-----------------------------------------------------------------------------------------------------------------
  5/9/01       256     USA Films                 Film Payable                         603.30
-----------------------------------------------------------------------------------------------------------------
  5/9/01       257     Warner Brothers           Film Payable                         501.32
-----------------------------------------------------------------------------------------------------------------
  5/9/01       258     Metropolitan Provisions   Concessions supplies              13,615.33
-----------------------------------------------------------------------------------------------------------------
  5/9/01       259     Pepsi-Cola                Concessions supplies               1,561.56
-----------------------------------------------------------------------------------------------------------------
  5/14/01      260     Metropolitan Provisions   Concessions supplies              32,000.00
-----------------------------------------------------------------------------------------------------------------
               261     Metropolitan Provisions   Concessions supplies             -32,000.00
-----------------------------------------------------------------------------------------------------------------
  5/17/01      262     20th Century Fox          Film Payable                       5,943.70
-----------------------------------------------------------------------------------------------------------------
  5/17/01      263     Miramax                   Film Payable                       6,191.25
-----------------------------------------------------------------------------------------------------------------
  5/17/01      264     New Line                  Film Payable                       4,579.69
-----------------------------------------------------------------------------------------------------------------
  5/17/01      265     Paramount Pictures        Film Payable                       9,037.20
-----------------------------------------------------------------------------------------------------------------
  5/17/01      266     Sony                      Film Payable                         319.29
-----------------------------------------------------------------------------------------------------------------
  5/17/01      267     Universal                 Film Payable                       2,173.89
-----------------------------------------------------------------------------------------------------------------
  5/17/01      268     USA Films                 Film Payable                         507.15
-----------------------------------------------------------------------------------------------------------------
  5/17/01      269     Warner Brothers           Film Payable                         321.67
-----------------------------------------------------------------------------------------------------------------
  5/17/01      270     Pepsi-Cola                Concessions supplies               6,901.63
-----------------------------------------------------------------------------------------------------------------
  5/17/01      271     Metropolitan Provisions   Concessions supplies              10,418.22
-----------------------------------------------------------------------------------------------------------------
  5/24/01      272     Pepsi-Cola                Concessions supplies               7,886.23
-----------------------------------------------------------------------------------------------------------------
  5/23/01      273     20th Century Fox          Film Payable                       3,101.25
-----------------------------------------------------------------------------------------------------------------
  5/23/01      274     Miramax                   Film Payable                       4,014.54
-----------------------------------------------------------------------------------------------------------------
  5/23/01      275     New Line                  Film Payable                       2,318.52
-----------------------------------------------------------------------------------------------------------------
  5/23/01      276     Paramount Pictures        Film Payable                       4,893.98
-----------------------------------------------------------------------------------------------------------------
  5/23/01      277     Universal                 Film Payable                     155,797.25
-----------------------------------------------------------------------------------------------------------------
  5/23/01      278     USA Films                 Film Payable                       5,519.28
-----------------------------------------------------------------------------------------------------------------
  5/23/01      279     Warner Brothers           Film Payable                       6,438.65
-----------------------------------------------------------------------------------------------------------------
  5/23/01      280     Metropolitan Provisions   Concessions supplies              10,868.04
-----------------------------------------------------------------------------------------------------------------
  5/30/01      281     20th Century Fox          Film Payable                       1,282.51
-----------------------------------------------------------------------------------------------------------------
  5/30/01      282     Miramax                   Film Payable                       3,316.13
-----------------------------------------------------------------------------------------------------------------
  5/30/01      283     New Line                  Film Payable                       3,339.45
-----------------------------------------------------------------------------------------------------------------
  5/30/01      284     Paramount Pictures        Film Payable                       3,543.24
-----------------------------------------------------------------------------------------------------------------
  5/30/01      285     Universal                 Film Payable                      66,346.37
-----------------------------------------------------------------------------------------------------------------
  5/30/01      286     USA Films                 Film Payable                       1,210.74
-----------------------------------------------------------------------------------------------------------------
  5/30/01     287-a    Warner Brothers           Film Payable                      21,384.11
-----------------------------------------------------------------------------------------------------------------
  5/29/01     287-b    Sony Pictures             Film - Deposits                   37,000.00
-----------------------------------------------------------------------------------------------------------------


                                                                Page 6 of 17

-----------------------------------------------------------------------------------------------------------------
  5/31/01      288     Pepsi-Cola                Concessions supplies               5,076.84
-----------------------------------------------------------------------------------------------------------------
  5/31/01      289     Metropolitan Provisions   Concessions supplies              19,106.47
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                      604,808.09
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DIRECT DEBITS TO UNION BANK OF CALIFORNIA ACCT # 0700494381
-----------------------------------------------------------------------------------------------------------------
   1-May               Wire trf - Int & Principle on Credit Facility Debt          52,815.82
-----------------------------------------------------------------------------------------------------------------
   4-May               ADP fees                                                       525.67
-----------------------------------------------------------------------------------------------------------------
  18-May               ADP fees                                                       600.80
-----------------------------------------------------------------------------------------------------------------
  23-May               Trf - pmt of State Sales                                     9,424.00
                       Tax
-----------------------------------------------------------------------------------------------------------------
  29-May               Bank Charges                                                   428.80
-----------------------------------------------------------------------------------------------------------------
  31-May               Wire trf - Int & Principle on Credit Facility Debt          52,795.68
-----------------------------------------------------------------------------------------------------------------
  31-May               Deposit Adjustments                                            222.49
-----------------------------------------------------------------------------------------------------------------
  31-May               Merchant Bank Charges                                        3,044.53
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                      119,857.79
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CINEMAS
-----------------------------------------------------------------------------------------------------------------
  29-May               Gramercy Wire #58                                              492.08
-----------------------------------------------------------------------------------------------------------------
  29-May               Checks 11619 and 11620                                         269.20
-----------------------------------------------------------------------------------------------------------------
  30-May               Wire #59                                                        83.71
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                          844.99
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
INTERCOMPANY TRANSFERS
-----------------------------------------------------------------------------------------------------------------
   3-May               To UBOC Acct. #           Payroll                          110,000.00
                       07007494365
-----------------------------------------------------------------------------------------------------------------
  16-May               To UBOC Acct. #           Payroll                           65,000.00
                       07007494365
-----------------------------------------------------------------------------------------------------------------
  16-May               To UBOC Acct. #           Tax payable                       10,000.00
                       2180038712
-----------------------------------------------------------------------------------------------------------------
  23-May               To UBOC Acct. #           Payroll                           10,000.00
                       07007494365
-----------------------------------------------------------------------------------------------------------------
  29-May               To UBOC Acct. #           Tax payable                       10,000.00
                       2180038712
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL                                                      205,000.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS                                                                1,543,790.92
=================================================================================================================

                              B. (PAYROLL ACCOUNT)

--------------------------------------------------------------------------------------- ---------------------
1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                           760,535.93
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS                                820,852.57
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
3. BEGINNING BALANCE                                                                             (60,316.64)
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
4. RECEIPTS DURING CURRENT PERIOD                                                                 185,000.00
--------------------------------------------------------------------------------------- ---------------------
         TRANSFERRED FROM GENERAL ACCOUNT
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
5. BALANCE:                                                                                       124,683.36
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD                                                187,184.63
--------------------------------------------------------------------------------------- ---------------------

--------------------------------------------------------------------------------------- ---------------------
7. ENDING BALANCE                                                                                (62,501.27)
--------------------------------------------------------------------------------------- ---------------------


------------------------------------------------------- -----------------------------------------------------
8.  PAYROLL ACCOUNT NUMBER                              07007494365
------------------------------------------------------- -----------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-------------------------------------------------------------------------------------------------------------

           TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)


-----------------------------------------------------------------------------------------------------------------
 MAY 11, 2001  PAYROLL RUN - SUMMARY OF EXPENSE
-----------------------------------------------------------------------------------------------------------------
              Wages Earned - Normal Recurring                                        63,425.79
-----------------------------------------------------------------------------------------------------------------
              Wages Earned - Adjustments & Voids                                        249.85
-----------------------------------------------------------------------------------------------------------------
              Wage Garnishments                                                          27.23
-----------------------------------------------------------------------------------------------------------------
              Federal Income Taxes                                                    8,197.43
-----------------------------------------------------------------------------------------------------------------
              Social Security                                                        10,244.95
-----------------------------------------------------------------------------------------------------------------
              Medicare                                                                2,395.85
-----------------------------------------------------------------------------------------------------------------
              State Unemployment Taxes - Employer                                     1,618.59
-----------------------------------------------------------------------------------------------------------------
              Federal Unemployment Taxes                                                383.58
-----------------------------------------------------------------------------------------------------------------
              State Unemployment Taxes - Employee                                       732.25
-----------------------------------------------------------------------------------------------------------------
              State Income Taxes                                                      1,486.37
-----------------------------------------------------------------------------------------------------------------
                                                     TOTAL                           88,761.89
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 MAY 11, 2001 PAYROLL RUN - SUMMARY OF DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
              ADP Checks Issued [Net salary plus tax]                                88,512.04
-----------------------------------------------------------------------------------------------------------------
              Manual Checks, etc.                                                       249.85
-----------------------------------------------------------------------------------------------------------------
                                                     TOTAL                                             88,761.89
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 MAY 25, 2001  PAYROLL RUN - SUMMARY OF EXPENSE
-----------------------------------------------------------------------------------------------------------------
              Wages Earned - Normal Recurring                                        70,928.43
-----------------------------------------------------------------------------------------------------------------
              Wages Earned - Adjustments & Voids                                        176.94
-----------------------------------------------------------------------------------------------------------------
              Wage Garnishments                                                          27.23
-----------------------------------------------------------------------------------------------------------------
              Federal Income Taxes                                                    8,839.31
-----------------------------------------------------------------------------------------------------------------
              Social Security                                                        11,335.94
-----------------------------------------------------------------------------------------------------------------
              Medicare                                                                2,651.29
-----------------------------------------------------------------------------------------------------------------
              State Unemployment Taxes - Employer                                     1,515.35
-----------------------------------------------------------------------------------------------------------------
              Federal Unemployment Taxes                                                444.51
-----------------------------------------------------------------------------------------------------------------
              State Unemployment Taxes - Employee                                       781.28
-----------------------------------------------------------------------------------------------------------------
              State Income Taxes                                                      1,722.46
-----------------------------------------------------------------------------------------------------------------
                                                     TOTAL                           98,422.74
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 MAY 25, 2001 PAYROLL RUN - SUMMARY OF DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
              ADP Checks Issued [Net salary plus tax]                                98,245.80
-----------------------------------------------------------------------------------------------------------------
              Manual Checks Issued                                                      176.94
-----------------------------------------------------------------------------------------------------------------
                                                     TOTAL                                             98,422.74
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL PAYROLL ACCOUNT DISBURSEMENTS                                                                   187,184.63
=================================================================================================================

                                     B. (TAX ACCOUNT)


-----------------------------------------------------------------------------------------------------------------
1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS                                                40,000.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS                                     34,702.29
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
3. BEGINNING BALANCE                                                                                5,297.71
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
4. RECEIPTS DURING CURRENT PERIOD
-----------------------------------------------------------------------------------------------------------------
         TRANSFERRED FROM GENERAL ACCOUNT                                                          20,000.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
5. BALANCE:                                                                                        25,297.71
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
-----------------------------------------------------------------------------------------------------------------
Date: 5/23/01, To: CA State Board of Equalization                                                   9,424.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                       TOTAL DISBURSEMENTS THIS PERIOD              9,424.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
7. ENDING BALANCE                                                                                  15,873.71
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------  --------------------------------------------------------
8.  TAX ACCOUNT NUMBER                                  02180038712
------------------------------------------------------  ---------------------------------------------------------
    DEPOSITORY NAME AND LOCATION                        Union Bank of California
-----------------------------------------------------------------------------------------------------------------
                                                        445 South Figueroa St., Los Angeles, CA 90051
-----------------------------------------------------------------------------------------------------------------


                                            D. SUMMARY SCHEDULE OF CASH

-----------------------------------------------------------------------------------------------------------------
ENDING BALANCE FOR PERIOD
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         GENERAL ACCOUNT                                                                        (389,028.36)
-----------------------------------------------------------------------------------------------------------------
         PAYROLL ACCOUNT                                                                         (62,501.27)
-----------------------------------------------------------------------------------------------------------------
         TAX ACCOUNT                                                                               15,873.71
-----------------------------------------------------------------------------------------------------------------
         OTHER ACCOUNTS *:                                                                      1,626,485.18
-----------------------------------------------------------------------------------------------------------------
         OTHER MONIES *:                                                                                0.00
-----------------------------------------------------------------------------------------------------------------
         PETTY CASH **                                                                                  0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL CASH AVAILABLE                                                                            1,190,829.26
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


* SPECIFY THE FUND AND THE TYPE OF HOLDING (I.E., CD, SAVINGS ACCOUNT, INVESTMENT SECURITIES, ETC.) AND THE DEPOSITORY NAME, LOCATION, AND ACCOUNT NUMBER

** ATTACH EXHIBIT ITEMIZING ALL PETTY CASH TRANSACTIONS

NOTE: ATTACH COPIES OF ALL MONTHLY ACCOUNTS FROM FINANCIAL INSTITUTIONS FOR EACH ACCOUNT

                                   OTHER ACCOUNTS (SUPPLEMENT TO SCHEDULE I.D.)


-----------------------------------------------------------------------------------------------------------------
BANK / ACCOUNT TYPE                                                   Account #               Balance
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
BANK OF AMERICA
-----------------------------------------------------------------------------------------------------------------
  Master Concentration                                               14501-09188                        0.00
-----------------------------------------------------------------------------------------------------------------
  Merchant                                                           14501-09189                        0.00
-----------------------------------------------------------------------------------------------------------------
  Moviefone                                                          14502-09192                        0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
UNION BANK OF CALIFORNIA
-----------------------------------------------------------------------------------------------------------------
  Master Concentration                                               0700494-349                1,497,257.05
-----------------------------------------------------------------------------------------------------------------
  FOB Cinemastar Luxury Cinemas, Inc.                                0700494-373                    2,533.71
-----------------------------------------------------------------------------------------------------------------
  Merchant                                                           0700494-357                  126,694.42
-----------------------------------------------------------------------------------------------------------------
  Moviefone                                                          0700494-146                        0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Total                                                                                           1,626,485.18
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
                         AND OTHER PARTIES TO EXECUTORY CONTRACTS

-----------------------------------------------------------------------------------------------------------------
   CREDITOR, LESSOR, ETC.    FREQUENCY OF PAYMENTS   AMOUNT OF PAYMENT       POST-PETITION           TOTAL DUE
                                   (Mo./Qtr.)                              PAYMENTS NOT MADE
                                                                                (NUMBER)
-----------------------------------------------------------------------------------------------------------------
Oceanside Mission Market            Monthly                   $57,678.10           0                   $0.00
Place (Lessor MM 13 Theater)
-----------------------------------------------------------------------------------------------------------------
Coudres Family Ptrship              Monthly                   $35,740.55           0                   $0.00
(Lessor PR 10 Theater)
-----------------------------------------------------------------------------------------------------------------
MDA - San Bernardino                Monthly                   $96,851.61           0                   $0.00
(Lessor SB20 Thtr)
-----------------------------------------------------------------------------------------------------------------
Mission Grove Theater               Monthly                   $89,050.40           0                   $0.00
Properties I&II (Lessor MG
18 Theater)
-----------------------------------------------------------------------------------------------------------------
United Title Company                Monthly                    $4,983.40           0                   $0.00
(Lessor - Corp Offices)
-----------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                   $57,472.22           0                   $0.00
($2,000,000 loan, principal
and interest)
-----------------------------------------------------------------------------------------------------------------
Midland Loan Services               Monthly                   $17,646.36           5                 $17,646.36
(Mortgage Note on Chula
Vista Property)
-----------------------------------------------------------------------------------------------------------------
Union Bank of California            Monthly                      $646.80           0                   $0.00
(Auto Lease)
-----------------------------------------------------------------------------------------------------------------



                                               III. TAX LIABILITIES

-----------------------------------------------------------------------------------------------------------------
FOR THE REPORTING PERIOD:
-----------------------------------------------------------------------------------------------------------------
         GROSS SALES SUBJECT TO SALES TAX                                                         249,461.77
-----------------------------------------------------------------------------------------------------------------
         TOTAL WAGES PAID                                                                         187,184.63
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                         TOTAL POST-PETITION      AMOUNT DELINQUENT       DATE DELINQUENT
                                            AMOUNTS OWING                                   AMOUNT DUE
-----------------------------------------------------------------------------------------------------------------
FEDERAL WITHHOLDING
-----------------------------------------------------------------------------------------------------------------
STATE WITHHOLDING
-----------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER'S SHARE
-----------------------------------------------------------------------------------------------------------------
FICA - EMPLOYEE'S SHARE
-----------------------------------------------------------------------------------------------------------------
FEDERAL UNEMPLOYMENT
-----------------------------------------------------------------------------------------------------------------
STATE WITHHOLDING
-----------------------------------------------------------------------------------------------------------------
SALES AND USE                                        18,709.65                   0.00
-----------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                        17,445.59              17,445.59         4/10/01
-----------------------------------------------------------------------------------------------------------------
OTHER (SPECIFY)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL                                                36,155.24              17,445.59
-----------------------------------------------------------------------------------------------------------------

                 IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE


-----------------------------------------------------------------------------------------------------------------
                                                                          ACCOUNTS RECEIVABLE
                                   ACCOUNTS PAYABLE *           -------------------------------------------------
                                  (POST-PETITION ONLY)            Pre-Petition            Post-Petition
-----------------------------------------------------------------------------------------------------------------
30 days or less                                   60,243.57
-----------------------------------------------------------------------------------------------------------------
31-60 days                                         1,543.12
-----------------------------------------------------------------------------------------------------------------
61-90 days
-----------------------------------------------------------------------------------------------------------------
91-120 days
-----------------------------------------------------------------------------------------------------------------
Over 120 days
-----------------------------------------------------------------------------------------------------------------
TOTALS:                                           61,786.69
-----------------------------------------------------------------------------------------------------------------

                                               V. INSURANCE COVERAGE

-----------------------------------------------------------------------------------------------------------------
                          NAME OF CARRIER     AMOUNT OF COVERAGE    POLICY EXPIRATION       PREMIUM PAID
                                                                           DATE               THROUGH:
-----------------------------------------------------------------------------------------------------------------
General Liability       Royal Insurance of        $2,000,000             10/14/01              6/14/01
                        America
-----------------------------------------------------------------------------------------------------------------
Umbrella Liability      St. Paul's                $10,000,000            10/14/01              6/14/01
                        Insurance Company
-----------------------------------------------------------------------------------------------------------------
Automobile Liability    Royal Insurance of        $1,000,000             10/14/01              6/14/01
                        America
-----------------------------------------------------------------------------------------------------------------
Directors & Officers    National Union Fire       $5,000,000             6/20/01               6/20/01
Liability               Insurance Company
-----------------------------------------------------------------------------------------------------------------
Workers Compensation    State (of CA)              Variable                n/a                 6/14/01
                        Compensation
                        Insurance Fund
-----------------------------------------------------------------------------------------------------------------
Property                Royal Insurance of        $35,212,960            10/14/01              6/14/01
                        America
-----------------------------------------------------------------------------------------------------------------
Vacant Property         Royal Indemnity           $1,500,000             12/14/01              6/14/01
                        Company
-----------------------------------------------------------------------------------------------------------------
Foreign Package         ACE USA                   $1,000,000             10/15/01              6/14/01
-----------------------------------------------------------------------------------------------------------------


                             VI. UNITED STATES TRUSTEE QUARTERLY FEES
                                          (TOTAL PAYMENTS)


-----------------------------------------------------------------------------------------------------------------
   Qtrly Period           Total           Qtrly Fees       Date Paid        Amount Paid     Qtrly Fee Still
      Ending          Disbursements                                                              Owing
-----------------------------------------------------------------------------------------------------------------
     3/31/01              3,552,815.00        8,000.00      5/17/01               8,000.00              0.00
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


* POST-PETITION ACCOUNTS PAYABLE SHOULD NOT INCLUDE PROFESSIONALS' FEES AND EXPENSES WHICH HAVE BEEN INCURRED BUT NOT YET AWARDED BY THE COURT. POST-PETITION ACCOUNTS PAYABLE SHOULD INCLUDE PROFESSIONALS' FEES AND EXPENSES AUTHORIZED BY COURT ORDER BUT WHICH REMAIN UNPAID AS OF THE CLOSE OF THE PERIOD OF THE REPORT.

            VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

                                                                               Cumulative
                                                     Current Month           Post-Petition
                                                     -------------           -------------
Admission Revenue                                             1,144,682                4,598,073
Concession Revenue                                              474,034                1,799,344
Video Revenue                                                    21,305                   92,234
Screen Advertising                                               10,366                   40,825
Other Revenues                                                    7,659                   16,127
--------------------------------------------------------------------------------------------------
Theater Revenue                                               1,658,045                6,546,603

Film Rental Expense                                             729,666                2,450,107
Concession COGS                                                  65,180                  259,543
--------------------------------------------------------------------------------------------------
Theater Cost of Goods Sold                                      794,846                2,709,650

--------------------------------------------------------------------------------------------------
Theater Gross Margin                                            863,199                3,836,953
--------------------------------------------------------------------------------------------------

Salaries                                                        144,167                  645,231
Payroll Taxes                                                    15,241                   72,465
Rent Expense                                                    268,111                1,463,593
CAM Expense                                                      31,257                  158,467
Utility Expense                                                  47,106                  302,773
Advertising Expense                                              20,225                  100,508
Co-op Advertising Expense                                         9,857                   27,013
Repairs & Maint Expense                                           9,088                   61,694
Janitorial Services                                              21,007                  111,662
Janitorial Supplies Expense                                       9,755                   31,562
Insurance Expense                                                17,615                   95,282
Property Taxes                                                   27,325                  140,308
Security Expense                                                  2,901                   21,209
Travel & Entertainment                                              598                    2,178
Vehicle Expense                                                       0                        0
Supplies Expense                                                  1,829                   26,830
Banking Fees                                                      4,004                   29,803
Equipment Rental Expense                                              0                    5,450
Outside Services Expense                                              0                    1,507
Other Theater Expense                                             3,289                   40,887
Pre-Opening Expense                                                   0                        0
--------------------------------------------------------------------------------------------------
Theater Operating Expenses                                      633,373                3,338,424

--------------------------------------------------------------------------------------------------
Operating Income                                                229,825                  498,528
--------------------------------------------------------------------------------------------------

General & Administrative Expenses                                69,755                  434,648
Deprec & Amortization                                           209,927                1,084,785
Interest Expense                                                 45,598                  237,453
Interest/Dividend Income                                            (0)                 (16,905)
Taxes                                                               482                    2,407
Non-Recurring Income/Expense                                          0                 (90,000)
--------------------------------------------------------------------------------------------------
Non-Operating (Income)/Expense                                  325,762                1,652,388

--------------------------------------------------------------------------------------------------
Net Income                                                     (95,936)              (1,153,859)
==================================================================================================

                          VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)


                                                                  Current Month End
                                                                  -----------------
Cash                                                                          1,613,557
Accts Receivable                                                                (3,341)
Conc Inventory                                                                   62,392
Concession Rebates                                                                6,971
Supplies Inventory                                                                9,777
Prepaids                                                                        644,667
-----------------------------------------------------------------------------------------
Current Assets                                                                2,334,023

Fixed Assets                                                                 24,490,280
Accumulated Depreciation                                                   (13,547,832)
-----------------------------------------------------------------------------------------
Net Fixed Assets                                                             10,942,448

Deposits-Leases                                                                  43,789
Deposits-Concession                                                                 965
Deposits                                                                            200
Investment CLT SA de CV                                                          22,875
Investment in Mexico                                                            339,643
Goodwill - Mexico                                                             (140,133)
-----------------------------------------------------------------------------------------
Other Assets                                                                    267,339

-----------------------------------------------------------------------------------------
Assets                                                                       13,543,810
=========================================================================================

Accounts Payable                                                              2,381,250
Accrued Payroll                                                                 265,104
Other Accruals                                                                  729,867
Deferred Revenue                                                                460,370
Concession Advances                                                              26,535
Short Term Notes Payable                                                              0
-----------------------------------------------------------------------------------------
Current Liabilities                                                           3,863,125

Capital Leases                                                                 (10,401)
Credit Facility Debt                                                          2,175,000
Notes Payable                                                                 1,717,721
-----------------------------------------------------------------------------------------
Debt and Capital Leases                                                       3,882,321

Deferred Rent Accrual                                                         4,184,480
Intercompany Accounts                                                         2,206,198
-----------------------------------------------------------------------------------------
Long-Term Liabilities                                                         6,390,678

Common Stock                                                                     62,892
Additional Paid In Capital                                                   29,642,292
Treasury Stock                                                                        0
Retained Earnings                                                          (26,278,047)
Current Year Retained Earnings                                              (4,019,450)
Current Year Dividends                                                                0
-----------------------------------------------------------------------------------------
Shareholders' Equity                                                          (592,314)

-----------------------------------------------------------------------------------------
Liabilities & Equity                                                         13,543,810
=========================================================================================

                  STATEMENT OF CASH FLOWS (Supplement to Balance Sheet)

                                                                            Current Month
                                                                            -------------
CASH FLOW FROM OPERATIONS
Net Income / (Loss)                                                                    (95,936)
Depreciation & Amortization                                                             209,927
Non-Cash Interest Expense                                                                     0
Deferred Rent                                                                            13,950
Changes in Operating Assets & Liabilities:
   Change in Current Assets                                                           (150,782)
   Change in Other Assets                                                                     0
   Change in Accounts Payable                                                           178,408
   Change in Other Liabilities                                                           23,619
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Operations                                             179,184

CASH FLOW FROM INVESTING ACTIVITIES
Purchase of Property                                                                          0
Sale of Property                                                                              0
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Investing Activities                                         0

CASH FLOW FROM FINANCING ACTIVITIES
Payment of Debt & Capital Lease Obligations                                            (35,000)
Proceeds from Debt Issuance / Drawdown                                                        0
Proceeds from Issuance of Common Stock                                                        0
------------------------------------------------------------------------------------------------
Net Cash Provided By / (Used In) Financing Activities                                  (35,000)

------------------------------------------------------------------------------------------------
Net Increase / (Decrease) in Cash                                                       144,184
------------------------------------------------------------------------------------------------

Beginning of Period Cash Balance                                                      1,469,373
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
End of Period Cash Balance                                                            1,613,557
================================================================================================

                                   IX. QUESTIONNAIRE


1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

     No  X

     Yes

     Explain:

2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

     No  X

     Yes

     Amount, to whom, and for what period:

3. State what progress was made during the reporting period toward filing a plan of reorganization: An initial plan of reorganization was filed on June 4, 2001.

4. Describe potential future events which may have a significant impact on the case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6. Did you receive any exempt income this month, which is not set forth in the operating report?

     No X

     Yes

     If yes, please set forth the amounts and the source of the income.

I, DONALD H. HARNOIS, JR., CHIEF FINANCIAL OFFICER, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: June 17, 2001
                                             s/ Donald H. Harnois, Jr.
                                             ----------------------------------
                                             Principal for debtor-in-possession